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                                 GSE SYSTEMS, INC.                 EXHIBIT 24.1

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



                               GSE SYSTEMS, INC.
                              8930 Stanford Blvd.
                            Columbia, Maryland 21045


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of GSE Systems, Inc., a Delaware corporation, hereby constitute and appoint Robert W. Stroup and Thomas K. Milhollan, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign, for the undersigned and in their respective names as Officers and Directors of the Corporation the Annual Report on Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Annual Report; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:   March 14, 1997



                    Name                                                            Title
                    ----                                                            -----

     /s/   WILLIAM E. KUHLMANN                                Chairman of the Board and Chief Executive Officer
    -------------------------------------
           WILLIAM E. KUHLMANN

                                                                Vice Chairman of the Board and Senior Vice President
     /s/   MICHAEL J. CROMWELL III                                   (Principle Finance and Accounting Officer)
    -------------------------------------
           MICHAEL J. CROMWELL, III


    /s/    ROLF M. G. FALKENBERG                                           Director and President
   --------------------------------------
           ROLF M. G. FALKENBERG


    /s/    EUGENE LOVERIDGE                                           Director and Senior Vice President
   --------------------------------------
           EUGENE LOVERIDGE


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                                 GSE SYSTEMS, INC.                 EXHIBIT 24.1

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996


     /s/   LARS-GORAN MEJVIK                                          Director and Senior Vice President
    --------------------------------
           LARS-GORAN MEJVIK


     /s/   HANS I. EBENFELT                                                        Director
    --------------------------------
           HANS I. EBENFELT


     /s/   JEROME I. FELDMAN                                                       Director
    --------------------------------
           JEROME I. FELDMAN


     /s/   SHELDON L. GLASHOW                                                      Director
    --------------------------------
           SHELDON L. GLASHOW


     /s/   DAVID E. JEREMIAH                                                       Director
   ---------------------------------
           DAVID E. JEREMIAH


     /s/   GEORGE J. PEDERSEN                                                      Director
   ---------------------------------
           GEORGE J. PEDERSEN


     /s/   MARTIN M. POLLAK                                                        Director
   ---------------------------------
           MARTIN M. POLLAK


     /s/   SYLVAN SCHEFLER                                                         Director
    --------------------------------
           SYLVAN SCHEFLER



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